November 22, 2000

                       SUPPLEMENT TO THE PROSPECTUSES FOR
                        PIONEER VARIABLE CONTRACTS TRUST
                         DATED MAY 1 AND OCTOBER 5, 2000
 (SUPERSEDES APPLICABLE SUPPLEMENTS DATED MAY 26, JULY 24 AND OCTOBER 25, 2000)


The following supplements the information presented under the corresponding section of the prospectus.

MANAGEMENT

The next paragraph replaces the section entitled "Pioneer Group":

PIONEER GLOBAL ASSET MANAGEMENT
Pioneer is part of Pioneer Global Asset Management, the asset management subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer Global Asset Management provides investment management and financial services to mutual funds, institutional and other clients. As of October 25, 2000, Pioneer Global Asset Management has over $100 billion in assets under management worldwide, including over $23 billion in assets under management by Pioneer.

THE INVESTMENT ADVISER
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

PORTFOLIO MANAGER
Pioneer's day-to-day managers and investment and research teams may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited.


PROSPECTUSES OFFERING PIONEER REAL ESTATE GROWTH VCT PORTFOLIO:

PORTFOLIO MANAGER
Effective July 17, 2000, day-to-day management of Pioneer Real Estate Growth VCT Portfolio is the responsibility of Jeffrey P. Caira. Mr. Caira joined Pioneer in July 2000 as a vice president and analyst and has been an investment professional since 1998 with a real estate background since 1983. Prior to joining Pioneer, Mr. Caira was a vice president and senior equity analyst for Ferris, Baker Watts Incorporated until 2000 and a vice president and senior equity research analyst for Tucker Anthony from 1998 to 2000. Prior to 1998, he was a project director for Winn Development Company.

Mr. Caira is supervised by Theresa A. Hamacher, chief investment officer of Pioneer. She joined Pioneer in 1997 and has been an investment professional since 1984, most recently as chief investment officer at another investment adviser.


PROSPECTUS OFFERING PIONEER SCIENCE & TECHNOLOGY VCT PORTFOLIO:

PORTFOLIO MANAGER
Thomas Crowley is the portfolio's lead portfolio manager.

PROSPECTUS OFFERING PIONEER AMERICA INCOME, HIGH YIELD, MONEY MARKET AND STRATEGIC INCOME VCT PORTFOLIOS:

PORTFOLIO MANAGER
Sherman Russ intends to retire from Pioneer in December 2000. Kenneth Taubes remains the head of Pioneer's fixed income team.


PROSPECTUSES OFFERING PIONEER EUROPE VCT PORTFOLIO:

PORTFOLIO MANAGER
Effective December 1, 2000, day-to-day management of the portfolio is the responsibility of a team of portfolio managers and analysts supervised by Theresa A. Hamacher, chief investment officer of Pioneer. Ms. Hamacher joined Pioneer in 1997 and has been an investment professional since 1984, most recently as chief investment officer at another investment adviser. This team provides research for the fund and other Pioneer mutual funds with similar objectives or styles. Ms. Hamacher, assisted by Michael P. Bradshaw, is responsible for monitoring the portfolio and implementing the team's decisions. Mr. Bradshaw, a vice president of Pioneer, joined Pioneer in 1997 and has been an investment professional since 1994. Prior to joining Pioneer, Mr. Bradshaw was a research associate for CIBC Wood Gundy Securities, Inc. from 1995 to 1997 and a financial analyst for Canadian Imperial Bank of Commerce from 1994 to 1995. The team may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited.


PROSPECTUSES OFFERING PIONEER GROWTH SHARES VCT PORTFOLIO:

PORTFOLIO MANAGER
Effective November 13, 2000, day-to-day management of the portfolio is the responsibility of a team of portfolio managers and analysts supervised by Theresa A. Hamacher, chief investment officer of Pioneer. Ms. Hamacher joined Pioneer in 1997 and has been an investment professional since 1984, most recently as chief investment officer at another investment adviser. This team provides research for the fund and other Pioneer mutual funds with similar objectives or styles. The analysts on the team are responsible for stock selection. Eric J. Weigel, a senior vice president of Pioneer, is responsible for monitoring the portfolio and implementing the team's decisions. Mr. Weigel joined Pioneer in 1998 and has been an investment professional since 1989. Prior to joining Pioneer, Mr. Weigel was head of global asset allocation and portfolio manager at Chancellor LGT Asset Management from 1994 to 1997 and managed domestic and international portfolios for INVESCO Management and Research from 1993 to 1994. The team may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited.



                                                                    9489-00-1100
                                             (C) Pioneer Funds Distributor, Inc.

PIONEER EUROPE VCT PORTFOLIO
A PORTFOLIO OF PIONEER VARIABLE CONTRACTS TRUST
CLASS II SHARES PROSPECTUS
MAY 1, 2000

INTRODUCTION                                            PORTFOLIO
Pioneer Variable Contracts Trust is an open-end
investment management company that currently consists   STRATEGIC FOCUS
of fifteen distinct portfolios. Pioneer Investment
Management, Inc. is the investment adviser to each      EUROPE invests in European issuers for long-term
portfolio. Class II shares of Pioneer Europe VCT        growth of capital.
Portfolio are offered through this prospectus. Shares
of the portfolios are offered primarily to insurance    CONTENTS
companies to fund the benefits under variable annuity
and variable life insurance contracts (Variable         Basic information about the portfolio...........2
Contracts) issued by their companies. You may obtain
certain tax benefits by purchasing a Variable           Common portfolio investment policies............5
Contract.
                                                        Management......................................5
Each portfolio has its own distinct investment
objective and policies. In striving to meet its
objective, each portfolio will face the challenges of   Distributions and
changing business, economic and market conditions.      taxes...........................................6
Each portfolio offers different levels of potential
return and risks. These risks are discussed in the      Shareholder
description of each portfolio.                          information.....................................6

No single portfolio constitutes a complete investment   An investment in a portfolio is not a bank deposit
plan. Each portfolio's share price, yield and           and is not insured or guaranteed by the Federal
total return will fluctuate and an investment in        Deposit Insurance Corporation or any other government
a portfolio may be worth more or less than the          agency.
original cost when shares are redeemed.
                                                        NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR
Each portfolio complies with various insurance          ANY STATE SECURITIES AGENCY HAS APPROVED THE
regulations. Please read your insurance company's       PORTFOLIOS' SHARES OR DETERMINED WHETHER THIS
separate account prospectus for more specific           PROSPECTUS IS ACCURATE OR COMPLETE. ANY
information relating to insurance regulations and       REPRESENTATION TO THE CONTRARY IS A CRIME.
instructions on how to invest among the portfolios
through a Variable Contract.

Basic information about Pioneer Europe VCT Portfolio


INVESTMENT OBJECTIVE Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
The portfolio invests primarily in equity securities of European issuers. For purposes of the portfolio's investment policies, equity investments include securities with common stock characteristics such as preferred stocks, depositary receipts, warrants and debt securities convertible into common stock. Normally, the fund invests at least 80% of its total assets in equity securities of European issuers. The portfolio may also purchase forward foreign currency exchange contracts in European currencies in connection with its investments.

The portfolio uses a "growth at a reasonable price" style of management. The portfolio seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, Pioneer, the portfolio's investment adviser, employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer relies on the knowledge, experience and judgment of its own staff who have access to a wide variety of research. Factors Pioneer looks for in selecting investments include:
|X| Favorable expected returns relative to perceived risk
|X| Low market valuations relative to earnings forecast, book value, cash flow and sales
|X| Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry
|X| Increasing earnings forecast

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
Even though the portfolio seeks long-term capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:
|X| European stock markets go down or perform poorly relative to U.S. markets
    (this risk may be greater in the short term)
|X| Securities of European issuers or growth stocks fall out of favor with investors
|X| The portfolio's investments do not have the growth potential originally expected

Investing in developed European issuers involves unique risks compared to investing in securities of U.S. issuers. These risks may include:

|X| Less information about some European issuers or markets may be available due
    to less rigorous disclosure and accounting standards or regulatory practices |X| Many European markets are smaller, less liquid and more volatile than the
    U.S. markets. In a changing market, Pioneer may not be able to sell the portfolio's investments in amounts and at prices Pioneer considers reasonable
|X| The economies of European countries may grow at slower rates than expected or suffer a downturn or recession
|X| The U.S. dollar may appreciate against European currencies or European countries may impose restrictions on currency conversion or trading
|X| Economic and Monetary Union (EMU) and the introduction of a single European currency may increase the volatility of European markets

[text box: magnifier icon]
EUROPEAN ISSUERS A European issuer:
|X| Is organized and has a principal business office in a European country; |X| Derives at least 50% of its total revenues from business transacted in
    Europe; or
|X| Has equity securities that trade principally on a stock exchange in
    Europe.
[end text box]

THE PORTFOLIO'S PAST PERFORMANCE
The chart shows the performance of the portfolio's Class I shares for each full calendar year since the portfolio's inception in October 30, 1998. The chart does not reflect any fees and expenses with respect to a Variable Contract. Such fees and expenses will reduce your return. Although Class II shares invest in the same portfolio investments as Class I shares, Class II shares would have the same investment results except for the difference in class expenses. Class II shares are subject to a 0.25% distribution fee, which Class I shares do not pay. Consequently, the performance of Class II shares will be lower.

THE PORTFOLIO'S HIGHEST CALENDAR QUARTERLY RETURN WAS 47.16% (12/31/98 TO 3/31/99).
THE PORTFOLIO'S LOWEST CALENDAR QUARTERLY RETURN WAS 1.34% (6/30/99 TO 9/30/99).

ANNUAL RETURN CLASS I SHARES
(Year ended December 31)

[chart]
'99      28.47
[end chart]

COMPARISON WITH MSCI EUROPE INDEX
The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the Morgan Stanley Capital International (MSCI) Europe Index. This index is a widely recognized capitalization-weighted index of stocks traded in 15 individual European countries. Unlike the portfolio, the index is not managed and does not incur expenses. The performance of Class II shares will be lower than the performance of Class I shares as explained above. The table assumes:
|X| The sale of the shares at the end of the period
|X| Reinvestment of all dividends and distributions

AVERAGE ANNUAL TOTAL RETURN (%)
(for periods ended December 31, 1999)
------------------------------------------------------------
                                        Since      Inception
                        1 Year      Inception           Date
------------------------------------------------------------
Class I                  28.47          30.21       10/30/98
------------------------------------------------------------
MSCI Europe Index        15.89          22.99             --
------------------------------------------------------------

OTHER INVESTMENT STRATEGIES
As discussed, the portfolio invests primarily in equity securities of European issuers to seek long-term capital growth.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

INVESTMENT IN OTHER EUROPEAN ISSUERS
The portfolio invests primarily in issuers domiciled in developed European countries. However, the portfolio may invest up to 10% of its total assets (at the time of purchase) in securities of European issuers domiciled in Eastern European nations or emerging European markets.

The risks relating to investment in developed European issuers described above are more pronounced to the extent the portfolio invests in issuers in Eastern European nations or emerging European markets. Additional risks include:
|X| Economic, political or social developments may adversely affect European securities markets
|X| Withholding and other non-U.S. taxes may decrease the portfolio's return

ECONOMIC AND MONETARY UNION (EMU)
On January 1, 1999, 11 European countries adopted a single currency--the Euro. The conversion to the Euro is being phased in over a three-year period. During this time, valuation, systems and other operational problems may occur in connection with the portfolio's investments quoted in the Euro. For participating countries, EMU will mean sharing a single currency and single official interest rate and adhering to agreed upon limits on government borrowing. Budgetary decisions will remain in the hands of each participating country, but will be subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate to maintain price stability within the Euro zone.

EMU is driven by the expectation of a number of economic benefits, including lower transaction costs, reduced exchange risk, greater competition and a broadening and deepening of European financial markets. However, there are a number of significant risks associated with EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. This uncertainty may increase the volatility of European markets.

INVESTMENTS OTHER THAN IN EQUITY SECURITIES
The portfolio may invest up to 20% of its total assets (at the time of purchase) in debt securities of corporate and government issuers with less than 12 months to maturity. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its total assets (at the time of purchase) in below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes that they are consistent with the portfolio's investment objective and offer the potential for capital growth, to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized securities rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

MANAGEMENT

PORTFOLIO MANAGER
Day-to-day management of the portfolio is the responsibility of Patrick M. Smith. Mr. Smith is a senior vice president of Pioneer. He joined Pioneer in 1992 as an international securities analyst and has been an investment professional since 1986.

Mr. Smith is supported by a team of portfolio managers and analysts who specialize in international equity securities. This team provides research for the portfolio and other Pioneer mutual funds with similar investment objectives or styles. Mr. Smith and his team operate under the supervision of Theresa A. Hamacher. Ms. Hamacher is chief investment officer of Pioneer. She joined Pioneer in 1997 and has been an investment professional since 1984, most recently as chief investment officer at another investment adviser.

MANAGEMENT FEE
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 1.00% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly. Pioneer has agreed not to impose all or a portion of its fee and will make other arrangements, if necessary, to limit the portfolio's Class I share total annual operating expenses to 1.50% of the portfolio's average daily net assets attributable to Class I shares. The portfolio expenses attributable to Class II shares will be reduced only to the extent such expenses were reduced for the Class I shares of the portfolio. This agreement is voluntary and temporary and may be revised or terminated at any time. For the most recent fiscal year, the portfolio paid a management fee equal to 0.00% of its average daily net assets.

DISTRIBUTIONS
The portfolio generally makes distributions of any net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income annually. The portfolio may pay additional distributions and dividends at other times if necessary for the portfolio to avoid a federal tax.

FINANCIAL HIGHLIGHTS
Class II shares are a new class of shares; financial highlights are not currently available for Class II shares. Arthur Andersen LLP's report on the portfolios' audited financial statements as of December 31, 1999, for Class I shares appears in the portfolios' annual report which is incorporated by reference into the SAI. The annual report includes more information about the portfolios' performance and is available upon request.

COMMON PORTFOLIO INVESTMENT POLICIES

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's portfolio securities, Pioneer will consider what actions, if any, are appropriate including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.

TEMPORARY INVESTMENTS
Normally, each portfolio invests substantially all of its assets to meet its investment objective. Each portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or may hold cash or cash equivalents. For temporary defensive purposes, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy only when Pioneer believes there to be extraordinary risks in investing in the securities in which a portfolio normally invests due to political or economic factors.

SHORT-TERM TRADING
The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

DERIVATIVES
Each portfolio may use futures, options and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:

o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
o As a substitute for purchasing or selling securities
o To increase the portfolio's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

MANAGEMENT

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.

PIONEER GROUP
The Pioneer Group, Inc. and its subsidiaries are engaged in financial services businesses in the United States and many foreign countries. As of December 31, 1999, the firm had more than $24 billion in assets under management worldwide including more than $23 billion in U.S. mutual funds. The firm's U.S. mutual fund investment history includes creating in 1928 of one of the first mutual funds. John F. Cogan, chairman of the board and president of The Pioneer Group, Inc., owns approximately 14% of the firm. He is also an officer and director of each of the Pioneer mutual funds.

THE INVESTMENT ADVISER
Pioneer manages a family of U.S. and international stock funds, bond funds and money market funds. Pioneer is a subsidiary of The Pioneer Group, Inc. Its main office is at 60 State Street, Boston, Massachusetts 02109.

DISTRIBUTION PLAN
The portfolios have adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plans, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

DISTRIBUTIONS AND TAXES
You should read the prospectus for your insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. You should keep all statements you receive from the insurance company or the portfolios to assist in your personal recordkeeping. Class II shares of the portfolios are held by life insurance company separate accounts that fund Variable Contracts or by certain qualified pension and retirement plans (Qualified Plans). Under the Internal Revenue Code, a portfolio's dividends and distributions to those accounts of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term gain. Dividends and capital gain distributions are treated as received by the insurance company rather than the owner of the Variable Contract. Insurance companies should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

Each portfolio is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each portfolio will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, each portfolio also follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the portfolios' SAI.

SHAREHOLDER INFORMATION

NET ASSET VALUES
Each portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

Each portfolio generally values its portfolio securities based on market prices or quotations. When market prices are not available or are considered by Pioneer to be unreliable, the portfolio may use an asset's fair value. Fair value is determined in accordance with procedures approved by the portfolios' trustees. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by a portfolio could change on a day when insurance companies or Qualified Plans cannot buy or sell shares of the portfolio.

[text box]
SHARE PRICE
The net asset value per share calculated on the day of a transaction is often referred to as the share price.
[end text box]

INVESTMENTS IN SHARES OF THE PORTFOLIOS

Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Variable Contracts may or may not allow you to allocate your investments in the Variable Contracts to all the portfolios described in this prospectus. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size that would disrupt the management of a portfolio.

[text box]
SINCE YOU MAY NOT DIRECTLY PURCHASE SHARES OF THE PORTFOLIOS, YOU SHOULD READ THE PROSPECTUS FOR YOUR INSURANCE COMPANY'S VARIABLE CONTRACT TO LEARN HOW TO PURCHASE A VARIABLE CONTRACT BASED ON THE PORTFOLIOS.
[end text box]

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment medium for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

SELLING

Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when an emergency exists that makes it impracticable for the portfolio to sell or value its portfolio securities or with the permission of the Securities and Exchange Commission.

PIONEER VARIABLE CONTRACTS TRUST

CLASS II SHARES

YOU CAN OBTAIN MORE FREE INFORMATION about the portfolios by writing to Pioneering Services Corporation, 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

SHAREOWNER REPORTS
Annual and semiannual reports to shareowners provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the portfolios. It is incorporated by reference into this prospectus.

You can also review each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08786)

PIONEER FUNDS DISTRIBUTOR, INC.

60 STATE STREET
BOSTON, MA 02109
WWW.PIONEERFUNDS.COM


                                                                    9447-00-1200
                                              (C)Pioneer Funds Distributor, Inc.